Exhibit 10.1

                            MDU Resources Group, Inc.
                             2006 Base Compensation



                                                     Current Base            New Base
        Name                     Title             Compensation ($)      Compensation ($)
        ----                     -----             ----------------      ----------------
 Terry D. Hildestad          President and              525,000              625,000*
                        Chief Executive Officer




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*Effective August 18, 2006










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